NOTE 17. DIVIDEND PAYMENT RESTRICTIONS	12 Months Ended
Dec. 31, 2012
Equity [Abstract]
NOTE 17. DIVIDEND PAYMENT RESTRICTIONS

Pursuant to the relevant accounting principles and financial regulations applicable to companies established in the PRC, a certain percentage of the after-tax net income is restricted and required to be allocated to a general statutory reserve until the balance of the fund has reached 50% of the registered capital of the applicable companies. The statutory reserve fund can be used to increase the registered capital and eliminate future losses of companies, but it cannot be distributed to shareholders except in the event of a solvent liquidation of the companies.

In addition, a substantial part of the Company’s businesses and assets are denominated in RMB, which is not freely convertible into foreign currencies. All foreign exchange transactions take place either through the People’s Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the People’s Bank of China. Approval of foreign currency payments by the People’s Bank of China or other regulatory institutions requires submitting a payment application form together with suppliers’ invoices, shipping documents and signed contracts. These requirements imposed by the PRC government authorities may restrict the ability of the Company’s subsidiaries and VIEs to transfer its net assets to the Company through loans, advances or cash dividends, which consisted of paid-up capital, additional paid in capital and statutory reserves and amounted to approximately $125,829 as of December 31, 2012, exceeding 25% of the Company’s consolidated net assets. Accordingly, condensed parent company financial statements have been prepared in accordance with Rule 5-04 and Rule 12-04 of SEC Regulation S-X, and set out in Note 23.